SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           ----------------------


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):  April 29, 2003

                                NISOURCE INC.
           (Exact Name of Registrant as Specified in its Charter)

           Delaware              001-16189             35-2108964
        (State or Other         (Commission          (IRS Employer
         Jurisdiction           File Number)      Identification No.)
       of Incorporation)


            801 East 86th Avenue
            Merrillville, Indiana                    46410
     (Address of Principal Executive Offices)      (Zip Code)

   Registrant's telephone number, including area code:  (877) 647-5990








   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits

             (c)  Exhibits.

                  Exhibit
                  Number              Description
                  -------             -----------

                  99.1 Press Release, dated April 29, 2003, issued by NiSource Inc.



   Item 9. Regulation FD Disclosure (Information furnished under Item 12 -- Results of Operations and Financial Condition).

   The following information, which is intended to be furnished under
   Item 12 "Results of Operations and Financial Condition," is being furnished under this Item 9 in accordance with SEC Release No. 33-8216. Consequently, it is not deemed "filed" for the purposes of
   Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability under that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

   On April 29, 2003, NiSource Inc. (the "Company") reported its results for the fiscal quarter ended March 31, 2003. The Company's press release, dated April 29, 2003, is attached as Exhibit 99.1







   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NISOURCE INC.


   Date:     April 29, 2003           By:  /s/  Jeffrey W. Grossman
                                           -----------------------------
                                                Jeffrey W. Grossman

                                                Vice President and
                                                Controller







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    -----------
   99.1           Press Release, dated April 29, 2003, issued by NiSource
                  Inc.